As filed with the Securities and Exchange Commission on May 1, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2007

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Suite 110, Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 is being filed by B&G Foods, Inc. to amend the Current Report on Form 8-K originally filed by B&G Foods with the Securities and Exchange Commission on February 28, 2007 to provide the information required by Item 9.01(a) and (b) of Form 8-K relating to B&G Foods’ acquisition of the Cream of Wheat and Cream of Rice business from Kraft Foods Global, Inc., which we refer to in this amendment as the Cream of Wheat business.  The information previously reported and the exhibits previously filed in Items 1.01, 2.01, 2.03 and 9.01(d) of the original filing are incorporated by reference into this amendment.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The following financial statements of the Cream of Wheat business are being filed with this amendment as Exhibit 99.1 and are incorporated by reference herein:

•                  Audited Statements of Net Assets to be Sold at December 30, 2006 and December 31, 2005 of the Cream of Wheat Business, a component of Kraft Foods Inc.

•                  Audited Statements of Revenues in Excess of Expenses for the Years Ended December 30, 2006, December 31, 2005 and December 25, 2004 of the Cream of Wheat Business, a component of Kraft Foods Inc.

(b)           Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein.

(d)           Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Statements of Net Assets to be Sold at December 30, 2006 and December 31, 2005 and related Statements of Revenues in Excess of Expenses for the Years ended December 30, 2006, December 31, 2005 and December 25, 2004 of the Cream of Wheat Business, a component of Kraft Foods Inc.

99.2	Unaudited combined pro forma financial statements of B&G Foods, Inc. and subsidiaries as of and for the fiscal year ended December 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: May 1, 2007	By:	/s/ Robert C. Cantwell
Robert C. Cantwell
Executive Vice President of Finance and Chief Financial Officer